                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           INVESCO GROWTH FUND, INC.


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         ________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ________________________________________________________________

     (5) Total fee paid:

         ________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ___________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ___________________________________

     (3)  Filing Party:

          ___________________________________

     (4)  Date Filed:

          ___________________________________

                                                      INVESCO GROWTH FUND, INC.

[LOGO OF INVESCO APPEARS HERE]
                                                              DECEMBER 26, 1996
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Dear INVESCO Growth Fund Shareholder:

  Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Growth Fund, Inc. (the "Fund").

  As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Funds Group, Inc., the investment adviser to the Fund and INVESCO Trust Company, the sub-adviser to the Fund.

  As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Fund's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Al-though Fund shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Ac-cordingly, to provide continuity of investment advisory services to the Fund, the Board of Directors is asking shareholders to approve the following propos-als:

  . Shareholders of the Fund will be asked to approve a new investment ad-visory agreement and a new investment sub-advisory agreement for the Fund, with the same parties and on terms substantially identical to the existing investment advisory and investment sub-advisory agreement.

  In addition, shareholders are being asked to elect directors of the Fund and to ratify the selection of Price Waterhouse LLP as the Fund's independent ac-countants. The accompanying Proxy Statement provides additional detailed in-formation on these proposals, the INVESCO/AIM merger and the Fund.

  WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSAC-TION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IM-PORTANT FOR YOU AS A SHAREHOLDER OF THE FUND IS THAT APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE FUND OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

  The Board of Directors believes that these proposals are in the best inter-ests of the shareholders. Therefore, we ask that you read the enclosed materi-als and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

9709

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,

/s/ Dan J. Hesser

Dan J. Hesser
President

INVESCO Growth Fund, Inc.

                                                      INVESCO GROWTH FUND, INC.

                                                         7800 EAST UNION AVENUE
                                                         DENVER, COLORADO 80237
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON JANUARY 31, 1997

  Notice is hereby given that a special meeting of shareholders (the "Meet-ing") of INVESCO Growth Fund, Inc. (the "Fund") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Fri-day, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the follow-ing purposes.

  1.A. To approve or disapprove a new investment advisory agreement between the Fund and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consum-mated (the "Merger"). INVESCO PLC is the ultimate parent of IFG.

  1.B. To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Trust Company, to take effect only if the Merger is consum-mated.

  2.   To elect eleven directors of the Fund.

  3. To ratify or reject the selection of Price Waterhouse LLP as indepen-dent accountants for the Fund for the fiscal year ending August 31, 1997.

  4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  None of these proposals is expected to result in any change in the way the Fund is managed, in the advisory or sub-advisory fees or in the services you receive as a shareholder.

  The board of directors of the Fund has fixed the close of business on Decem-ber 9, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

  A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237.

  You are cordially invited to attend the Meeting. Shareholders who do not ex-pect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Fund.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Fund will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of directors and to approve Proposals 1.A., 1.B. and 3.

  Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.

                                            By Order of the Board of Directors,


                                            /s/ Glen A. Payne

                                            Glen A. Payne
                                            Secretary

Denver, Colorado
Dated: December 26, 1996

                                                      INVESCO GROWTH FUND, INC.

                                                              DECEMBER 26, 1996
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-------------------------------------------------------------------------------

                           INVESCO GROWTH FUND, INC.
                            7800 EAST UNION AVENUE
                            DENVER, COLORADO 80237

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD JANUARY 31, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Growth Fund, Inc. (the "Fund") for use in con-nection with the special meeting of shareholders of the Fund (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE FUND'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE FUND FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE FUND, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372). The ap-
proximate mailing date of proxies and this Proxy Statement is December 26, 1996.

  The primary purpose of the Meeting is to allow shareholders to consider the new investment advisory and sub-advisory agreements for the Fund. As explained in more detail below, the existing advisory and sub-advisory agreements for the Fund will terminate automatically, by operation of law, upon the consumma-tion of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relationships for the Fund under new contracts which would take effect at the time of the Merger. Consum-mation of the Merger is conditioned on, among other things, shareholder ap-proval of the new investment advisory and sub-advisory contracts. The transac-tions contemplated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

  OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVI-SORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRES-ENT AGREEMENTS.

  Therefore:

  (1) Shareholders of the Fund are being asked to approve a new investment advisory agreement (the "Proposed Advisory Agreement") between the Fund and its investment adviser, INVESCO Funds Group, Inc. (the "Ad-viser" or "IFG"), to replace the existing agreement between the Fund and the Adviser (the "Current Advisory Agreement"); and

 (2) Shareholders of the Fund are being asked to approve a new investment sub-advisory agreement (the "Proposed Sub-Advisory Agreement") between IFG and the Fund's sub-adviser, INVESCO Trust Company (the "Sub-Advis-er" or "ITC"), to replace the existing sub-advisory agreement between IFG and ITC (the "Current Sub-Advisory Agreement").

  Elsewhere in this Proxy Statement, the Current Advisory Agreement and the Current Sub-Advisory Agreement are together referred to as the "Current Agree-ments." Similarly, the Proposed Advisory Agreement and the Proposed Sub-Advi-sory Agreement are together referred to as the "Proposed Agreements."

  The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

  . The Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement were approved by the Directors, including the Independent Directors (as defined below).

  . There will be no change in the investment objectives or policies of the Fund.

  . There will be no increase in the fees payable to the Adviser or to the Sub-Adviser as a result of the approval and implementation of the Pro-posed Agreements.

  . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Fund or of the Sub-Adviser who are responsible for managing the investments of the Fund.

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for di-rector hereinafter listed and FOR Proposals 1.A., 1.B. and 3. A majority of the outstanding shares of the Fund entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meet-ing, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely de-livered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fidu-ciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

  In order to reduce the costs of preparing, printing and mailing the proxy materials, the notices to shareholders having more than one account in the Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

  Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Fund at P.O. Box 173706, Den-ver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revo-cation at the Meeting) at any time before it is exercised.

  Shareholders of the Fund of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and cor-responding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, 112,824,847 shares of the Fund's com-mon stock, $.01 par value per share were outstanding.

  As of the Record Date, no person was known to own beneficially 5% or more of the outstanding common stock of the Fund. The Directors and executive officers of the Fund did not own 1% or more of the outstanding Fund shares as of the Record Date.

  In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Fund, and by officers and employees of IFG, personally or by telephone or telegraph, without special compensation. In ad-dition, Shareholder Communications Corporation ("SCC") will be retained to as-sist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Fund has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authoriza-tions will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public pol-icy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has re-ceived the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Al-though he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A share-holder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Fund or its shareholders.

  The Board may seek one or more adjournments of the Meeting to solicit addi-tional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified direc-tors and approve Proposals 1.A., 1.B. and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are re-quired to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

PROPOSAL 1:   A. APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE FUND
                 AND INVESCO FUNDS GROUP, INC.

              B. APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN
                 INVESCO FUNDS GROUP, INC. AND INVESCO TRUST COMPANY

BACKGROUND

  IFG serves as investment adviser to the Fund pursuant to the Current Advi-sory Agreement. The Current Advisory Agreement provides that the Adviser, upon receipt of written approval of the Fund, is authorized to retain companies to provide investment advisory services to the Fund. Accordingly, IFG has entered into a sub-advisory agreement with ITC, pursuant to which ITC serves as sub-adviser to, and is primarily responsible for, managing the investments of the Fund. Both the Adviser and the Sub-Adviser are indirect, wholly-owned subsidi-aries of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Ex-change. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

  AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the A I M Family of Funds(R). As of October 31, 1996, the total assets of the registered investment company port-folios advised or managed by AIM and its affiliates were approximately $57 billion.

  On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis.

Thereafter, INVESCO will change its name to "AMVESCO PLC" (the names of the Adviser and the Sub-Adviser will not change).

  The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggre-gate annualized asset management fees of INVESCO and AIM (based on assets un-der management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having re-ceived from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Ad-ministration Agreement, Registration Rights Agreement, Indemnification Agree-ment and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

  The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circum-stances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

  In connection with the Merger, the following agreements, each to be effec-tive upon the closing of the Merger, have been or will be executed:

   Voting Agreement. Certain AIM shareholders and their spouses, the cur-rent directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary Shares of INVESCO outstanding immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the ini-tial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chair-man); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

   Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO exist-ing as of the Closing Date. AIM shareholders and INVESCO's current Chair-man will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

  If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event that either of the Pro-posed Agreements is not approved and the Merger is consummated, the Board will determine what action to take, which ultimately will be subject to the ap-proval of shareholders of the Fund.

  Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in per-tinent part, that an investment adviser of an investment company and its af-filiates may receive any amount or benefit in connection with a sale of secu-rities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the trans-action whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such com-pensation arrangements are contemplated in connection with the Merger.

  The second condition is that, for a period of three years after the transac-tion occurs, at least 75% of the members of the board of directors of the in-vestment company advised by such adviser are not "interested persons" (as de-fined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% re-
                                                 --------
quirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

  INVESCO has advised the Fund that the Merger is not expected to have a mate-rial effect on the operations of the Fund or on its shareholders. No material change in investment philosophy, policies or strategies is currently envi-sioned. The Adviser and the Sub-Adviser will, following the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Adviser relating to the Fund, the personnel managing the Fund, or other serv-ices provided to or other business activities of the Fund. The Merger also is not expected to result in material changes in the business, corporate struc-ture or composition of the senior management or personnel of the Adviser or the Sub-Adviser. Based on the foregoing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being pro-vided to the Fund, or have any adverse effect on the Adviser's or the Sub-Ad-viser's ability to fulfill its respective obligations under the Proposed Agreements or to operate its business in a manner consistent with its current practices.

  Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Adviser is deemed to be an as-signment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement and the Current Sub-Advisory Agreement under the 1940 Act.

  Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Fund by the Ad-viser and ITC, a new investment advisory agreement between the Fund and IFG and a new sub-advisory agreement between IFG and ITC are proposed to be ap-proved by shareholders of the Fund.

  The Board, including a majority of those Directors who are not "interested persons" of the Fund as such term is defined under the 1940 Act (the "Indepen-dent Directors"), has approved the Proposed Advisory Agreement and the Pro-posed Sub-Advisory Agreement.

EVALUATION OF THE BOARD OF DIRECTORS

  At regular or special meetings of the Independent Directors and of the Board held on October 14, 15, 28, and 30 and on November 6, 1996, at each of which a majority of the Independent Directors were in attendance, the Directors evalu-ated the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Agreements. Prior to and during the meetings, the Independent Directors re-quested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best interests of the Fund and its shareholders. At the meetings, the Independent Directors re-viewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser and senior management members of the Sub-Adviser will continue to be responsible for managing the affairs of that company. In evaluating the effects of the Merger, the Independent Directors viewed as significant the fact that the Adviser and the Sub- Adviser are ex-pected to continue to provide to the Fund and its shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Independent Directors considered the possible effects of the Merger on the Fund.

  The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Fund and by ITC to the Fund, as well as the benefits derived by the Adviser and ITC. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of each of the Proposed Agreements are the same, in all material re-spects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees and expenses presently in effect under the corresponding Current Agreements.

  The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated compa-nies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Adviser would not be ad-versely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Adviser obtaining any particular benefits.

  Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Di-rectors determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Fund and its shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS PRESENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS

AND VOTED TO RECOMMEND THAT ALL OF THE FUND'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT AND THE PROPOSED SUB-ADVISORY AGREEMENT.

THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENT

  If shareholders of the Fund approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement, the Proposed Agreements will become effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1. and A.2.

  Each of the Proposed Agreements will remain in effect, unless earlier termi-nated, for an initial term expiring two years from the Closing Date. As previ-ously discussed, the sole purpose of entering into the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement is to enable IFG to continue to serve as the investment adviser to the Fund and to enable ITC to continue to serve as sub-adviser to the Fund, after termination of each of the Current Agreements by virtue of the "assignment" of such agreements that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PROPOSED AGREEMENTS, OTHER THAN THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING CURRENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BELOW.

THE CURRENT ADVISORY AGREEMENT

  The Current Advisory Agreement, dated April 30, 1991, was unanimously ap-proved on April 24, 1991, by a vote cast in person by a majority of the Direc-tors, including a majority of the Independent Directors. On September 30, 1991, such agreement was approved by the holders of a majority of the then-outstanding voting securities of the Fund, for an initial term expiring on April 30, 1993. The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Indepen-dent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Advisory Agreement.

  The Current Advisory Agreement may be continued from year to year as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as de-fined below under "Vote Required") of the Fund. Any such continuance also must be approved by a majority of the Independent Directors of the Fund at a meet-ing called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Advisory Agreement may be terminated at any time without penalty by a majority of the outstanding voting securities of the Fund, or by IFG. As discussed earlier, the Current Advisory Agreement termi-nates automatically in the event of its "assignment" under the 1940 Act.

  The Current Advisory Agreement provides that the Adviser shall (either di-rectly or by delegation to a sub-adviser) maintain a continuous investment program for the Fund that is consistent with the Fund's investment objectives and policies as set forth in the Fund's registration statement (the "Registra-tion Statement"), prospectus and statement of additional information (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such duties, the Adviser shall, among other things: (i) manage the investment and reinvest-ment of the assets of the Fund; (ii) determine what securities are to be pur-chased or sold for the Fund and execute transactions accordingly; (iii) fur-nish the Fund with investment analysis and research, reviews of current eco-nomic conditions and trends and considerations respecting long-range invest-ment policies; (iv) make recommendations as to the manner in which rights per-taining to the Fund's portfolio securities should be exercised; (v) furnish requisite personnel necessary in connection with the Fund's operations; (vi) furnish office space, facilities, equipment and supplies; (vii) conduct periodic reviews of the Fund's compli-ance operations; (viii) prepare and review certain required documents, reports and filings (including filings to the Securities and Exchange Commission), ex-cept insofar as the assistance of independent accountants or attorneys is nec-essary or desirable; (ix) supply basic telephone service and other utilities; and (x) prepare and maintain the books and records required under Rule 31a-1(b)(4), (5), (9) and (10) under the 1940 Act. Except to the extent assumed by IFG under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of the Fund are borne by the Fund.

  As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of the Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.60% of the first $350 million of the Fund's average net assets; 0.55% of the next $350 million of the Fund's average net assets; and 0.50% of the Fund's average net assets over $700 million.

  For the fiscal year ended August 31, 1996, the Fund paid to IFG total advi-sory fees of $3,196,929. The net assets, at August 31, 1996, of the Fund to-taled $596,726,034.

THE CURRENT SUB-ADVISORY AGREEMENT

  The Current Sub-Advisory Agreement, dated April 30, 1991, was unanimously approved on April 24, 1991, by a majority of the Directors, including a major-ity of the Independent Directors. On September 30, 1991, such agreement was approved by the holders of a majority of the then-outstanding voting securi-ties of the Fund, for an initial term expiring on April 30, 1993. The continu-ation of the Current Sub-Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of ap-proving the Current Sub-Advisory Agreement.

  The Current Sub-Advisory Agreement may be terminated at any time without penalty by IFG, the Board, a vote of a majority of the then-outstanding voting securities of the Fund or by ITC. Termination by IFG or ITC requires sixty
(60) days' written notice to the other party and to the Fund.

  The Current Sub-Advisory Agreement provides that ITC, as sub-adviser to the Fund, subject to the supervision of IFG and the Board, shall maintain a con-tinuous investment program for the Fund, that is consistent with the Fund's investment objectives and policies as set forth in the Fund's Registration Statement, Prospectus and SAI. In the performance of such duties, the Sub-Ad-viser is obligated to provide the Fund with the same services as those set forth above in clauses (i) through (iv) with respect to the services provided to the Fund by the Adviser.

  The Current Sub-Advisory Agreement provides that as compensation for its services, ITC shall receive from IFG, at the end of each month, a fee based upon the Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.25% of the first $200 million of the Fund's average net assets; and 0.20% of the Fund's average net assets over $200 million. The sub-advisory fees are paid by IFG, and not by the Fund or its shareholders.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES
  IFG, a Delaware corporation, serves as the Fund's investment adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect whol-ly-owned subsidiary of INVESCO./1/ The corporate headquarters of INVESCO

----------------
/1/The intermediary companies between INAH and INVESCO are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

are located at 11 Devonshire Square, London EC2M 4YR, England. IFG's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IFG currently serves as investment adviser of 14 open-end investment companies having aggre-gate net assets of $13.4 billion. Exhibit B to this Proxy Statement includes a list of investment companies, including the Fund, for which the Adviser or the Sub-Adviser provides advisory services and which have similar investment ob-jectives to those of the Fund, and sets forth the net assets of and advisory fees payable by such companies.

  The principal executive officer and directors of IFG and their principal oc-cupations are:

  Dan J. Hesser, Chairman of the Board, President, Chief Executive Officer; Brian N. Minturn, Executive Vice President and Director; Frank M. Bishop, Di-rector, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel
T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of INVESCO, Chief Executive Officer of INVESCO Individual Serv-ices Group; Robert J. O'Connor, Director, also, Chief Executive Officer and President of INVESCO Retirement Plan Services, a division of IFG; and R. Dal-ton Sim, Director, also, President and Director of ITC.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., At-lanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

  IFG also acts as the Fund's Distributor. Pursuant to an Administrative Serv-ices Agreement between the Fund and IFG, IFG also provides administrative services to the Fund, including sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1996, the Fund paid IFG to-tal compensation of $92,412 in payment of such services.

  During the fiscal year ended August 31, 1996, the Fund paid IFG, which also serves as the Fund's registrar, transfer agent and dividend disbursing agent, total compensation of $751,390 for such services.

  Pursuant to the Fund's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act, the Fund paid IFG during the fiscal year ended Au-gust 31, 1996, total reimbursements of $1,539,068.

  Once the Merger is consummated and the Proposed Agreements are approved, IFG fully intends to continue to provide the same level, quality and nature of the foregoing services to the Fund as are currently being provided.


INFORMATION CONCERNING SUB-ADVISER

  INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, Colorado 80237, a Colorado trust company incorporated in 1969, is a wholly-owned sub-sidiary of IFG. IFG, as investment adviser, has contracted with ITC for in-vestment advisory and research services on behalf of the Fund. ITC has the primary responsibility for providing portfolio investment management services to the Fund. ITC also served as adviser or sub-adviser to 47 investment port-folios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of October 31, 1996. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

  The principal executive officer and directors of ITC and their principal oc-cupations are:

  R. Dalton Sim, President, Chief Executive Officer and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also Institutional Marketing Manager of INVESCO North America; and Dan J. Hesser, Director, also, President, Chief Ex-ecutive Officer and Director of IFG.

  The address of each of the foregoing officers and directors is set forth above.

VOTE REQUIRED

  As provided under the 1940 Act, approval of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of the Fund. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the total out-standing shares of the Fund.

  THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE FUND'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE FUND AND IFG AND VOTE TO APPROVE THE PROPOSED SUB-ADVI-SORY AGREEMENT BETWEEN IFG AND ITC.

                 PROPOSAL 2: ELECTION OF DIRECTORS OF THE FUND

  The Fund currently has eleven Directors. Vacancies on the Board are gener-ally filled by appointment by the remaining Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of call-ing additional shareholder meetings, shareholders are being asked at this Meeting to elect the current eleven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Fund's by-laws, as permitted by Maryland law, the Fund does not anticipate holding annual shareholder meetings. Thus, the Direc-tors will be elected for indefinite terms.

  Seven of the current Directors are "Independent Directors," i.e., Directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Di-rectors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving. It is possible that the Board will consider the election of one additional Independent Director at its February 1997 meeting.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below. All of the nom-inees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or in the case of an Independent Director nominee, by the Independent Directors.

  Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                                      NUMBER OF
                                                                                     FUND SHARES
                            POSITION, IF ANY, WITH THE FUND,       DIRECTOR OR      BENEFICIALLY
                                PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                  BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
     NAME AND AGE               (DURING PAST FIVE YEARS)           FUND SINCE      DEC. 9, 1996(1)
     ------------           --------------------------------    ----------------- -----------------
Charles W.               Chairman of the Board of the Fund.           1993              None
Brady*(3),(5),(6)        Chief Executive Officer and Director
Age 61                   of INVESCO and of various subsidiaries
                         thereof; Chairman of the Board of
                         INVESCO Advisor Funds, Inc. ("Advisor
                         Funds"), INVESCO Treasurer's Series
                         Trust ("Treasurer's Series Trust") and
                         The Global Health Sciences Fund
                         ("GHSF").

Dan J. Hesser*(3),(5)    President, Chief Executive Officer and       1993              None
Age 56                   Director of the Fund. Chairman of the
                         Board, President and Chief Executive
                         Officer of IFG; Director of ITC;
                         Trustee of GHSF; Chairman and Director
                         of Britannia North American Holdings,
                         Inc.

Fred A.                  Vice Chairman of the Board of the            1993              None
Deering(2),(3),(5)       Fund. Vice Chairman of Advisor Funds
Age 68                   and Treasurer's Series Trust; Trustee
                         of GHSF; formerly, Chairman of the Ex-
                         ecutive Committee and Chairman of the
                         Board of Security Life of Denver In-
                         surance Company, Denver, Colorado; Di-
                         rector of ING American Holding Company
                         and ING Life Insurance Company of New
                         York.

Dr. Victor L. An-        Director of the Fund. Professor Emeri-       1993              None
drews(4),(6)             tus, Chairman Emeritus and Chairman of
Age 66                   the CFO Roundtable of the Department
                         of Finance of Georgia State Universi-
                         ty, Atlanta, Georgia; President, An-
                         drews Financial Associates, Inc. (con-
                         sulting firm); formerly, member of the
                         faculties of the Harvard Business
                         School and the Sloan School of Manage-
                         ment of MIT. Dr. Andrews is also a Di-
                         rector of The Southeastern Thrift and
                         Bank Fund, Inc., Sheffield Total Re-
                         turn Fund and Sheffield Intermediate-
                         Term Bond Fund.

Bob R. Baker(3),(4),(5)  Director of the Fund. President and          1993              None
Age 60                   Chief Executive Officer of AMC Cancer
                         Research Center, Denver, Colorado,
                         since January 1989.

Lawrence H. Bud-         Director of the Fund. Trust Consul-          1993              None
ner(2),(6) Age 66        tant; prior to June 30, 1987, Senior
                         Vice President and Senior Trust Offi-
                         cer of InterFirst Bank, Dallas, Texas.

Daniel D.                Director of the Fund. Financial Con-         1993              None
Chabris(2),(3),(5)       sultant; Assistant Treasurer of Colt
Age 73                   Industries, Inc., New York, New York,
                         from 1966 to 1988.

                                                                                             NUMBER OF
                                                                                            FUND SHARES
                                   POSITION, IF ANY, WITH THE FUND,       DIRECTOR OR      BENEFICIALLY
                                       PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                         BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
         NAME AND AGE                  (DURING PAST FIVE YEARS)           FUND SINCE      DEC. 9, 1996(1)
         ------------              --------------------------------    ----------------- -----------------
A. D. Frazier, Jr.*(4)          Director of the Fund. Executive Vice         1995           2,876.6000
Age 52                          President of INVESCO; from 1991 to
                                1996, Senior Executive Vice President
                                and Chief Operating Officer of the At-
                                lanta Committee for the Olympic Games;
                                Trustee of GHSF; Director of Charter
                                Medical Corp.

Hubert L. Harris, Jr.*          Director of the Fund. Chairman of the        1996              None
Age 53                          Board and Chief Executive Officer of
                                INVESCO Services, Inc.; Chief Execu-
                                tive Officer of INVESCO Individual
                                Services Group; Director of INVESCO;
                                President, Chief Executive Officer and
                                Chief Financial Officer of Advisor
                                Funds; President and Trustee of GHSF;
                                President of the Georgia Institute of
                                Technology Alumni Association and mem-
                                ber of the Alumni Board of Trustees
                                thereof.

Kenneth T. King(3),(4),(5),(6)  Director of the Fund. Formerly, Chair-       1993              None
Age 71                          man of the Board of The Capitol Life
                                Insurance Company, Providence Washing-
                                ton Insurance Company, and Director of
                                numerous subsidiaries thereof in the
                                U.S.; formerly, Chairman of the Board
                                of The Providence Capitol Companies in
                                the United Kingdom and in Guernsey;
                                Chairman of the Board of the Symbion
                                Corporation (a high technology compa-
                                ny) until 1987.

John W. McIntyre(2)             Director of the Fund. Retired; former-       1995              None
Age 66                          ly, Vice Chairman of the Board of Di-
                                rectors of The Citizens and Southern
                                Corporation and Chairman of the Board
                                and Chief Executive Officer of The
                                Citizens and Southern Georgia Corp.
                                and Citizens and Southern National
                                Bank; Director of Golden Poultry Co.,
                                Inc.; Trustee of GHSF and of Gables
                                Residential Trust.

 (1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

 (2) Member of Audit Committee.

 (3) Member of Executive Committee.

 (4) Member of Management Liaison Committee.

 (5) Member of Valuation Committee.

 (6) Member of Compensation Committee.

  * Because of his affiliation with INVESCO, with the Fund's investment ad-viser or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

  As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Fund, as that term is defined in the 1940 Act. As noted above, seven of the current Directors (63%) are Inde-pendent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interest-ed" Directors would resign from the Board so that the Board would be in com-pliance with the 75% requirement at the time the Merger is effected.

  The committees of the Board are the compensation committee, executive com-mittee, audit committee, management liaison committee and valuation committee. The Fund does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applica-ble law and/or the Fund's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Fund business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Inde-pendent Directors, meets periodically with the Fund's independent accountants and the executive officers of the Fund. This committee reviews the accounting principles being applied by the Fund in financial reporting, the scope and ad-equacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit commit-tee are reported to the full Board. During the past fiscal year, the Board met four times, the audit committee met five times, the management liaison commit-tee met four times and the compensation committee met once. During the Fund's last fiscal year, each director nominee attended 75% or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served.

  The Fund pays its Independent Directors the directors' fees and board vice chairman and committee chairmen fees described below and reimburses Indepen-dent Directors for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Fund and of other funds in the INVESCO Fund Complex,/2/ re-ceive compensation and are reimbursed for travel expenses incurred in attend-ing meetings as officers or employees of IFG or of its affiliated companies, but do not receive any directors' fees or other compensation from the Fund or from other companies in the INVESCO Fund Complex for their services as Direc-tors.

  The following table sets forth, for the fiscal year ended August 31, 1996:
the compensation paid by the Fund to its seven current Independent Directors (and to Mr. Frazier, for the period before he became an employee of INVESCO on November 1, 1996) for services rendered in their capacities as Directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and
----------------
/2/The following investment companies comprise the INVESCO Fund Complex: INVESCO
   Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, INVESCO Variable Investment Funds, Inc. (collectively, the "IFG-Distributed Funds"); INVESCO Advisor Funds, Inc.; The Global Health Sciences Fund; and INVESCO Treasurer's Series Trust.

the estimated annual benefits to be received by these Directors upon retire-ment as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                             PENSION /                       TOTAL COMPENSATION
                          AGGREGATE     RETIREMENT BENEFITS ESTIMATED ANNUAL    FROM INVESCO
                      COMPENSATION FROM ACCRUED AS PART OF   BENEFITS UPON   FUND COMPLEX PAID
 NAME AND POSITION       THE FUND(1)     FUND EXPENSES(2)    RETIREMENT(3)    TO DIRECTORS(1)
 -----------------    ----------------- ------------------- ---------------- ------------------
Fred A. Deering,            2,403                945               786             87,350
Vice Chairman of the
Board

Victor L. Andrews,          2,162                832               867             68,000
Director

Bob R. Baker,               2,216                858             1,162             73,000
Director

Lawrence H. Budner,         2,095                893               867             68,350
Director

Daniel D. Chabris,          2,231              1,019               616             73,350
Director

A. D. Frazier, Jr.,         2,037                  0                 0             63,500
Director(4)

Kenneth T. King,            2,182                981               713             70,000
Director

John W. McIntyre,           2,053                  0                 0             67,850
Director(4)
                           ------             ------             -----            -------
  TOTAL                    17,379              5,528             5,011            571,400
                           ======             ======             =====            =======
% OF NET ASSETS            0.0029%(5)         0.0009%(5)                           0.0043%(6)

 (1) The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, man-agement liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

 (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Directors.

 (3) These amounts represent the Fund's share of the estimated annual bene-fits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Directors' retirement, cal-culated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the pe-riod in which retirement benefits are accrued on behalf of the respective Directors. This results in lower estimated benefits for Directors who are closer to retirement and higher estimated benefits for Directors who are further from retirement. With the exception of Messrs. Frazier and McIn-tyre, each of these Directors has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit De-ferred Compensation Plan.

  (4) Messrs. Frazier and McIntyre began serving as Directors of the Fund on April 19, 1995.

  (5) Total as a percentage of the Fund's net assets as of August 31, 1996.

  (6) Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

  The officers of the Fund, all of whom are officers and employees of, and paid by, IFG, are responsible for the day-to-day administration of the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are re-viewed by the IFG investment committee.

  All of the officers and Directors of the Fund hold comparable positions with each of the IFG-Distributed Funds. In addition, all of the Directors of the Fund are also directors of INVESCO Advisor Funds, Inc. (formerly known as The EBI Funds, Inc.); and, with the exception of Mr. Hesser, trustees of INVESCO Treasurer's Series Trust.

VOTE REQUIRED

  The Directors must be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is pres-ent.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

 PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors of the Fund, including a majority of its Independent Direc-tors, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Fund for the fiscal year ending August 31, 1997, subject to ratification by the Fund's shareholders. This firm has no direct financial in-terest or material indirect financial interest in the Fund. Representatives of this firm are not expected to attend the Meeting, but have been given the op-portunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The following summarizes Price Waterhouse LLP's audit services for the fis-cal year ended August 31, 1996: audit of annual financial statements; prepara-tion of the Fund's federal and state income tax returns; preparation of the Fund's federal excise tax return; consultation with the Fund's audit commit-tee; and routine consultation on financial accounting and reporting matters.

  The Board authorized all services performed by Price Waterhouse LLP on be-half of the Fund. In addition, the Board annually reviews the scope of serv-ices to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence.

  An audit committee, consisting of four Independent Directors, meets periodi-cally with the Fund's independent accountants to review accounting and report-ing requirements.

VOTE REQUIRED

  The ratification of the selection of the independent accountants must be ap-proved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

                                OTHER BUSINESS

  The management of the Fund has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 7800 East Union Avenue, Denver, Colorado 80237. The Fund has not received any shareholder proposals to be presented at this Meet-ing.

                                           By Order of the Board of Directors,


                                           /s/ Glen A. Payne

                                           Glen A. Payne
                                           Secretary

December 26, 1996

                                                                   EXHIBIT A.1.

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made this 28th day of February, 1997, in Denver, Colorado, by and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corpora-tion, and INVESCO GROWTH FUND, INC., a Maryland corporation (the "Fund").

                             W I T N E S S E T H:

  WHEREAS, the Fund is a corporation organized under the laws of the State of Maryland; and

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end management investment company and currently has one class of shares (the "Shares"); and

  WHEREAS, the Fund desires that the Adviser manage its investment operations and to provide certain other services, and the Adviser desires to manage said operations and to provide such other services;

  NOW, THEREFORE, in consideration of these premises and of the mutual cove-nants and agreements hereinafter contained, the parties hereto agree as fol-lows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Fund, subject to the terms of this Agreement and to the supervision of the Fund's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Fund:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

   (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Fund, and to execute transactions accordingly;

   (d) to provide to the Fund the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

   (e) to determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's securities shall be exercised.

                                    A.1.-1

  With respect to execution of transactions for the Fund, the Adviser is au-thorized to employ such brokers or dealers as may, in the Adviser's best judg-ment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiat-ing the commission to be paid therefor, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, in-cluding but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Fund may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in con-nection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, to-gether with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, in-cluding the size of any contemporaneous market in such securities, the impor-tance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular trans-actions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate re-flects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

  2. Other Services and Facilities. The Adviser shall, in addition, supply at its own expense all supervisory and administrative services and facilities necessary in connection with the day-to-day operations of the Fund (except those associated with the preparation and maintenance of certain required books and records, and recordkeeping and administrative functions relating to employee benefit and retirement plans, which services and facilities are pro-vided under a separate Administrative Services Agreement between the Fund and the Adviser). These services shall include, but not be limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities re-quired to respond to inquiries related to shareholder accounts; conducting pe-riodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by the Adviser's in-house legal and accounting staff (including the prospectus, statement of additional informa-tion, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining the books and records required to be prepared and maintained by the Fund pursuant to Rule 31a-1(b)(4), (5), (9), and (10) under the Investment Company Act of 1940. All books and records prepared and maintained by the Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefor, the Adviser shall surrender to the Fund such of the books and rec-ords so requested.

  3. Payment of Costs and Expenses. The Adviser shall bear the costs and ex-penses of all personnel, facilities, equipment and supplies reasonably neces-sary to provide the services required to be provided by the Adviser under this Agreement. The Fund shall pay all of the costs and expenses associated with its operations and activities, except those expressly assumed by the Adviser under this Agreement, including but not limited to:

   (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions to which the Fund is a party or in connection with securities owned by the Fund;

                                    A.1.-2

   (b) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Fund;

   (c) the interest on indebtedness, if any, incurred by the Fund;

   (d) the taxes, including franchise, income, issue, transfer, business li-cense, and other corporate fees payable by the Fund to federal, state, coun-ty, city, or other governmental agents;

   (e) the fees and expenses involved in maintaining the registration and qualification of the Fund and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory re-quirements;

   (f) the compensation and expenses of its independent Directors, and the compensation of any employees and officers of the Fund who are not employees of the Adviser or one of its affiliated companies and compensated as such;

   (g) the costs of printing and distributing reports, notices of sharehold-ers' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Fund's sharehold-ers, as well as all expenses of shareholders' meetings and Directors' meet-ings;

   (h) all costs, fees or other expenses arising in connection with the or-ganization and filing of the Fund's Articles of Incorporation, including its initial registration and qualification under the 1940 Act and under the Se-curities Act of 1933, as amended, the initial determination of its tax sta-tus and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Fund's operations by any other federal or state authority;

   (i) the expenses of repurchasing and redeeming shares of the Fund;

   (j) insurance premiums;

   (k) the costs of designing, printing, and issuing certificates represent-ing shares of beneficial interest of the Fund;

   (l) extraordinary expenses, including fees and disbursements of Fund coun-sel, in connection with litigation by or against the Fund;

   (m) premiums for the fidelity bond maintained by the Fund pursuant to Sec-tion 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder);

   (n) association and institute dues;

   (o) the expenses of distributing shares of the Fund but only if and to the extent permissible under a plan of distribution adopted by the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940; and

   (p) all fees paid by the Fund for administrative, recordkeeping, and sub-accounting services under the Administrative Services Agreement between the Fund and the Adviser dated April 30, 1991.

  4. Use of Affiliated Companies. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Ad-viser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of writ-ten approval of the Fund, make use of its affiliated companies and their em-ployees; provided that the Adviser shall supervise and remain fully

                                    A.1.-3
responsible for all such services in accordance with and to the extent pro-vided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its af-filiated companies.

  5. Compensation of The Adviser. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser an advisory fee which will be computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by valuations made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser shall be computed at the following annual rates: 0.60% of the Fund's daily net assets up to $350 million; 0.55% of the Fund's daily net assets in excess of $350 million but not more than $700 mil-lion; and 0.50% of the Fund's daily net assets in excess of $700 million. Dur-ing any period when the determination of the Fund's net asset value is sus-pended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the pur-pose of this Paragraph 5, be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

  However, no such fee shall be paid to the Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the en-tire month.

  If, in any given year, the sum of the Fund's expenses exceeds the state-im-posed annual expense limitation to which the Fund is subject, the Adviser will be required to reimburse the Fund for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Fund in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are ac-counted for as capital items and shall not be deemed to be expenses for pur-poses of this paragraph.

  6. Avoidance of Inconsistent Positions and Compliance with Laws. In connec-tion with purchases or sales of securities for the investment portfolio of the Fund, neither the Adviser nor its officers or employees will act as a princi-pal or agent for any party other than the Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  7. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifi-cally approved at least annually (i) by a vote of a majority of the outstand-ing voting securities of the Fund or by the Directors of the Fund, and (ii) by a majority of the Directors of the Fund who are not interested persons of the Adviser or the Fund by votes cast in person at a meeting called for the pur-pose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Com-mission conditionally or unconditionally exempting such

                                    A.1.-4
assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 7, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "inter-ested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

  The Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in para-graph 5 earned prior to such termination.

  8. Non-Exclusive Services. The Adviser shall, during the term of this Agree-ment, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Fund. The Adviser may, when it deems such to be advisable, aggre-gate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transac-tion, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and the Adviser's other customers.

  9. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Fund and the Adviser. In addition, no amendment to this Agreement shall be ef-fective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agree-ment or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a ma-jority of the outstanding voting securities of the Fund (other than an amend-ment which can be effective without shareholder approval under applicable law).

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Colorado. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.


                                    A.1.-5

  IN WITNESS WHEREOF, the Adviser and the Fund each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                           INVESCO GROWTH FUND, INC.

                                           By: ________________________________
                                                         President

ATTEST:

____________________________________
             Secretary

                                           INVESCO FUNDS GROUP, INC.

                                           By: ________________________________
                                                         President

ATTEST:

------------------------------------
             Secretary


                                    A.1.-6

                                                                   EXHIBIT A.2.

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO TRUST COMPANY, a Colorado corporation (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, INVESCO GROWTH FUND, INC. (the "Fund") is engaged in business as a diversified, open-end management investment company registered under the In-vestment Company Act of 1940, as amended (hereinafter referred to as the "In-vestment Company Act") and currently has one class of shares (the "Shares"); and

  WHEREAS, INVESCO and the Sub-Adviser are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Fund (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment and advisory services to the Fund, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Fund on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Fund and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Fund's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following servic-es:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolios securities;

   (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the

                                    A.2.-1

 Securities Act of 1933, as amended, and (ii) the Fund's status as a regu-lated investment company under the Internal Revenue Code of 1986, as amend-ed;

   (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Fund or INVESCO, and to execute transactions accordingly;

   (d) to provide to the Fund, the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's securities shall be exercised.

  With respect to execution of transactions for the Fund, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable exe-cution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Re-search services prepared and furnished by brokers through which the Sub-Ad-viser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contempo-raneous market in such securities, the importance to the Fund of speed, effi-ciency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowl-edge or familiarity with sources from or to whom such securities may be pur-chased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and person-nel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent ex-pressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Fund shall pay all costs and expenses in connection with the operations of the Fund.

                                    A.2.-2

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Ad-ditional Information. The advisory fee to the Sub-Adviser shall be computed at the following annual rates: 0.25% of the Fund's daily net assets up to $200 million, and 0.20% of the Fund's daily net assets in excess of $200 million. During any period when the determination of the Fund's net asset value is sus-pended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the pur-pose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Sub- Ad-viser serves as investment adviser or sub-adviser. The fee provided for here-under shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees here-under only for such periods as the INVESCO Investment Advisory Agreement re-mains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Fund are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Fund are or may become in-terested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Fund as directors, officers and employees.

                                   ARTICLE V

    AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Fund, neither the Sub- Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Sub-Adviser will comply with all applica-ble laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                    A.2.-3

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement shall become effective as of the date it is approved by a ma-jority of the outstanding voting securities of the Fund, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least an-nually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Direc-tors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such ap-proval.

  This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Fund by vote of the Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such informa-tion on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or inter-ested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the out-standing voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    A.2.-4

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           INVESCO TRUST COMPANY

                                           By: ________________________________
                                                         President

ATTEST:

____________________________________
             Secretary

                                           INVESCO FUNDS GROUP, INC.

                                           By: ________________________________
                                                         President

ATTEST:

____________________________________
             Secretary

                                    A.2.-5

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR
INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY;
GROWTH & VALUE FUNDS


  GROWTH &      1940 ACT     ADVISER        SUB-ADVISER ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE         OBJECTIVE                               RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                                 AVERAGE NET       (BASED ON         1996)
                                                        ASSETS)           AVERAGE NET
                                                                          ASSETS)
----------------------------------------------------------------------------------------------------------
  VALUE EQUITY  Capital      INVESCO        INVESCO     .75% of the first .20% of the first  $221,736,052
  FUND          Appreciation Funds Group,   Capital     $500 million;     $500 million;
                and Income   Inc.           Management, .65% of the next  .17% of the next
                                            Inc.        $500 million;     $500 million;
                                                        .50% over         .13% over
                                                        $1 billion        $1 billion
----------------------------------------------------------------------------------------------------------
  GROWTH FUND   Long-Term    INVESCO        INVESCO     .60% of the first .25% of the first  $650,140,716
                Capital      Funds Group,   Trust       $350 million;     $200 million;
                Growth;      Inc.           Company     .55% of the next  .20% over
                Current                                 $350 million;     $200 million
                Income                                  .50% over
                Secondary                               $700 million
----------------------------------------------------------------------------------------------------------
  DYNAMICS      Capital      INVESCO        INVESCO     .60% of the first .25% of the first  $836,458,920
  FUND          Appreciation Funds Group,   Trust       $350 million;     $200 million;
                             Inc.           Company     .55% of the next  .20% over
                                                        $350 million;     $200 million
                                                        .50% over
                                                        $700 million
----------------------------------------------------------------------------------------------------------
  EMERGING      Long-Term    INVESCO        INVESCO     .75% of the first .25% of the first  $275,668,167
  GROWTH FUND   Capital      Funds Group,   Trust       $350 million;     $200 million;
                Growth       Inc.           Company     .65% of the next  .20% over
                                                        $350 million;     $200 million
                                                        .55% over
                                                        $700 million
----------------------------------------------------------------------------------------------------------
  SMALL         Long-Term    INVESCO        INVESCO     .75%              .375%               $47,292,558
  COMPANY       Capital      Funds Group,   Management
  FUND*         Growth       Inc.           & Research,
                                            Inc.
----------------------------------------------------------------------------------------------------------
  EQUITY        Capital      INVESCO        INVESCO     .75%              .20%               $134,188,186
  PORTFOLIO     Appreciation Services, Inc. Management
                and Income                  & Research,
                                            Inc.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


  GROWTH &         1940 ACT   ADVISER    SUB-        ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE            OBJECTIVE             ADVISER     RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                              AVERAGE NET       (BASED ON         1996)
                                                     ASSETS)           AVERAGE NET
                                                                       ASSETS)
-------------------------------------------------------------------------------------------------------
  JOHN HANCOCK     Aggressive John       INVESCO     .80% of the first .55% of the first   $9,621,404
  VARIABLE SERIES  Growth     Hancock    Management  $100 million;     $100 million;
  TRUST -- SMALL              Mutual     & Research, .75% of the       .50% of the next
  CAP VALUE                   Life       Inc.        $100 million;     $100 million;
  FUND                        Insurance              .65% over         .40% over
                              Company                $200 million      $200 million
-------------------------------------------------------------------------------------------------------
  MAXIM            Long-Term  Great West INVESCO     1%                .55% of the first   $2,997,147
  INVESCO          Capital    Life       Trust                         $25 million;
  SMALL-CAP        Growth     Assurance  Company                       .50% of the next
  GROWTH                      Company                                  $50 million;
  PORTFOLIO                                                            .40% of the next
                                                                       $25 million;
                                                                       .35% over
                                                                       $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

         TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                           INVESCO GROWTH FUND, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 31, 1997


The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Growth Fund, Inc. (the "Fund"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
"FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1.A. Proposal to approve a new investment advisory agreement between the Fund and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO is consummated.

                               Vote on Proposal

                       For [ ]  Against [ ]  Abstain [ ]

1.B. Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                               Vote on Proposal

                       For [ ]  Against [ ]  Abstain [ ]


2.    Proposal to elect eleven directors of the Company: Charles W. Brady, Dan
      J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W. Mcintyre.

                               Vote on Directors
              For All [_]   Withhold All [_]  For All Except [_]

     To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

            -------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending August 31, 1997.

                               Vote on Proposal

                     For [  ]  Against [  ]  Abstain [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 1.B., 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.

-----------------------------------------------------------------------------
Signature                            Signature                    Date
                                     (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.